April 6, 2021

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Voya Prime Rate Trust

(File No. 811-05410)

Ladies and Gentlemen:

On behalf of Voya Prime Rate Trust (the “Fund”), filed herewith pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, is the preliminary proxy statement for the special meeting (the “Meeting”) of the shareholders of the Fund (“Shareholders”) to be held on or about May 21, 2021. At the Meeting, Shareholders will be asked to vote on the following proposals: (i) to approve a new investment management agreement between the Fund and Saba Capital Management, L.P.; (ii) to remove the Fund’s fundamental investment restriction relating to investing in warrants; (iii) to remove the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements; (iv) to remove the Fund’s fundamental investment restriction relating to investing in other investment companies; (v) to approve a change of the Fund’s investment objective and to make the investment objective non-fundamental; (vi) to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies; and (vii) to transact such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

Please call the undersigned at (202) 729-7477 with any questions or comments you may have or for any further information.

Sincerely,

/s/ John J. Mahon

John J. Mahon